January 26, 2000

                             THE LAZARD FUNDS, INC.
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999
                                      * * *

                              LAZARD BOND PORTFOLIO
                   LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
                        LAZARD STRATEGIC YIELD PORTFOLIO

          THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF FUND'S PROSPECTUS ENTITLED "FUND MANAGEMENT."

          Investment decisions for each of the Lazard Bond Portfolio, Lazard International Fixed-Income Portfolio and Lazard Strategic Yield Portfolio are made by a team of the Investment Manager's portfolio managers, and no one person is primarily responsible for the day-to-day management of the assets of the Portfolio.